ASSIGNMENT AGREEMENT

      This Assignment Agreement (the "Assignment") is made as of December 29, 2005 by and among Rebel Holdings, LLC, a California limited liability company as assignor (the "Assignor"), Digicorp, a Utah corporation as assignee ("Assignee"), and Rebel Crew Films, Inc., a California corporation (the "Company").

                                   WITNESSETH:

      WHEREAS, simultaneously with executing this Assignment, the Assignor and the Assignee are entering into a Securities Purchase Agreement (the "Purchase Agreement") pursuant to which Assignee is purchasing a $556,306.53 loan receivable (the "Loan Receivable") of Assignor which is owed to Assignor from the Company in exchange for the issuance by Assignee to Assignor of a $556,306.53 principal amount convertible note; and

      WHEREAS, pursuant to the terms hereof and the terms of the Purchase Agreement, the parties hereto are entering into this Assignment.

      NOW, THEREFORE, in consideration of and for the mutual promises and covenants contained herein, and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto hereby agree as follows:

      1. All capitalized terms not defined herein shall have the meanings ascribed to such terms in the Purchase Agreement.

      2. For value received, Assignor assigns and transfers to Assignee all rights to the Loan Receivable, subject to all the conditions and terms contained in the Purchase Agreement. A copy of the Purchase Agreement is attached hereto as Exhibit A and made a part hereof by reference.

      3. This Assignment shall be construed and interpreted in accordance with the laws of the State of California without giving effect to the conflict of laws rules thereof or the actual domiciles of the parties.

      4. This Assignment may be executed in one or more counterparts, each of which shall be deemed an original and all of which taken together shall constitute a single Assignment.

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      IN WITNESS  WHEREOF,  the parties have executed this  Assignment as of the day and year first written above.

                                          ASSIGNOR:

                                          REBEL HOLDINGS, LLC


                                                /s/ Jay Rifkin
                                          --------------------------------------
                                          Jay Rifkin
                                          Managing Member

                                          ASSIGNEE:

                                          DIGICORP


                                           /s/ William B. Horne
                                          --------------------------------------
                                          William B. Horne
                                          Chief Executive Officer

                             CONSENT OF THE COMPANY

         The Company identified in the above Assignment hereby consent to that Assignment.

Dated: December 29, 2005                  REBEL CREW FILMS, INC.


                                          /s/ Cesar Chatel
                                          --------------------------------------
                                          Cesar Chatel
                                          President

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                                    Exhibit A
                               Purchase Agreement